SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: May 12, 2010

ELEPHANT TALK COMMUNICATIONS INC.
(Exact name of registrant as specified in Charter)

California	000-30061	95-4557538
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

Schiphol Boulevard 249, 1118 BH Schiphol, The Netherlands

(Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code:  (31) (020) 653-5916

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

ELEPHANT TALK COMMUNICATIONS, INC. (“THE COMPANY”) CLAIMS THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF THE COMPANY REGARDING, AMONG OTHER THINGS, THE BUSINESS OF THE COMPANY, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS AND RISKS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: BUSINESS CONDITIONS IN THE U.S. AND ABROAD; CHANGING INTERPRETATIONS OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; REQUIREMENTS OR CHANGES ADVERSELY AFFECTING THE BUSINESS IN WHICH THE COMPANY IS ENGAGED; MANAGEMENT OF RAPID GROWTH; INTENSITY OF COMPETITION; GENERAL ECONOMIC CONDITIONS; THE COMPANY’S ABILITY TO RAISE NECESSARY FUNDS; AS WELL AS OTHER RELEVANT RISKS DETAILED IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS.   THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

Item 7.01 Regulation FD Disclosure

Investor Presentation

Commencing shortly after the filing of this Current Report on Form 8-K, Elephant Talk Communications, Inc. (the “Company”) intends to hold presentations to certain of its stockholders, as well as other persons who might be interested in purchasing its securities. The presentation attached hereto as Exhibit 99.1 is the form of slide show presentation the Company expects to use in investor presentations to describe its business.

Item 9.01 Exhibits

(d) Exhibits

Exhibit
No.	Description
99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEPHANT TALK COMMUNICATIONS INC.

By:	/s/ Steven van der Velden
Steven van der Velden
Chief Executive Officer

Dated: May 12, 2010